UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2016

Emerge Energy Services LP
(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

180 State Street, Suite 225
Southlake, Texas 76092
(Address of principal executive office) (Zip Code)

(817) 865-5830
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
As reported in the Current Report on Form 8-K filed by Emerge Energy Services LP (the “Partnership”) on September 7, 2016 (the “Original Filing”), the Partnership and its wholly owned subsidiary Emerge Energy Services Operating LLC completed the sale of all of the issued and outstanding equity interests in Direct Fuels LLC, Allied Energy Company LLC and Emerge Energy Distributors Inc. (the “Fuel Transaction”) to Sunoco, LLC pursuant to the Amended and Restated Purchase and Sale Agreement, dated August 31, 2016. This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing to provide the required unaudited pro forma financial information of the Partnership in connection with this disposition.
Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information . The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K/A and are hereby incorporated by reference to Exhibit 99.1:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of June 30, 2016	F-2
Pro Forma Statement of Operations for the year ended December 31, 2015	F-3

(d) Exhibits

Exhibit
Number Description

99.1	Emerge Energy Services LP Unaudited Pro Forma Financial Statements as of June 30, 2016 and for the year ended December 31, 2016.

Exhibit Index

Exhibit
Number Description

99.1	Emerge Energy Services LP Unaudited Pro Forma Financial Statements as of June 30, 2016 and for the year ended December 31, 2016.

SIGNATURES
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: September 9, 2016	By:	/s/ Deborah Deibert
Deborah Deibert
Chief Financial Officer
(Principal Financial Officer)